MTB LARGE CAP GROWTH FUND II
MTB LARGE CAP VALUE FUND II
MTB MANAGED ALLOCATION FUND - MODERATE GROWTH II
(Portfolios of MTB Group of Funds)
Supplement dated November 15, 2004 to the Combined Prospectus and
Combined Statement of Additional Information dated April 30, 2004


SUPPLEMENT TO PROSPECTUS

MTB Investment Advisors, Inc. (MTBIA) has implemented the following change, effective November 15, 2004:

Messrs. Byron J. Grimes II and Allen J. Ashcroft, Jr. will replace Mr. Clyde L. Randall II and Ms. Barbara L. Rishel as co-portfolio managers for the MTB Large Cap Value Fund II. Messrs. Grimes and Ashcroft will serve as a transition team until the approval and implementation of the subadvisor change described below.

On November 12, 2004, the Board of Trustees of the MTB Group of Funds, based on recommendations of MTBIA, approved in principle the following proposed investment management change, subject to an in-person approval of the Board to take place on December 7, 2004. Subject to such final action, the following change (as detailed further below) will be effective on December 8, 2004:

MTB Large Cap Value Fund II will be sub-advised by NWQ Investment Management Company, LLC (NWQ).

In light of the above, please make the following changes to the "Who Manages the Funds? - Sub-Advisor" and "Who Manages the Funds? - Portfolio Managers" sub-sections on pages 19-20 of your Combined Prospectus.

1.  Add the following paragraph to the "Sub-Advisor" section:

"NWQ Investment  Management  Company LLC (NWQ)  sub-advises Large Cap Value Fund
II. NWQ is a registered investment advisor founded in 1982 and is owned by Nuveen Investments, Inc. NWQ's principal business address is 2049 Century Park East, Los Angeles, California 90067. As of June 30, 2004, NWQ managed approximately $20.8 billion in assets. NWQ has had past experience managing mutual funds. NWQ manages Large Cap Value Fund II, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains the records relating to such purchases and sales."

In the "MTB Large Cap Value Fund II" line in the "Portfolio Managers" chart, please replace the names Clyde L. Randall II and Barbara L. Rishel with the following portfolio manager: Jon Bosse, NWQ and E. C. (Ted) Friedel, NWQ.



Please add the following biographies to page 20 of the Combined Prospectus:

"Jon D. Bosse has been the Portfolio Manager for MTB Large Cap Value Fund II since December 2004. He is a Portfolio Manager and the Chief Investment Officer for NWQ Investment Management Company LLC (NWQ). Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Mr. Bosse received h is B.A. in Economics from Washington University, St. Louis, where he was awarded the John M. Olin Award for excellence in economics, and graduated summa cum laude. He received his M.B.A. from the Wharton Business School, University of Pennsylvania. In addition, he is a CFA Charterholder and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

E. C. (Ted) Friedel has been a Co-Portfolio Manager of MTB Large Cap Value Fund since December 2004. He is a Portfolio Manager and the Managing Director for NWQ. Prior to joining NWQ in 1983, Mr. Friedel spent eleven years with Beneficial Standard Investment Management Company where he managed several large institutional portfolios. He was a senior member of the firm's investment committee and was instrumental in the development of investment policy. Mr. Friedel graduated from the University of California at Berkeley, B.S., and received his M.B.A. from Stanford University. He is an active member of the Los Angeles Society of Financial Analysts. In addition, he is a CFA Charterholder and is a member of the CFA Institute."


SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

1. In the "Who Manages and Provides Services to the Funds? - Subadvisors" sub-section on page 25 of the Combined Statement of Additional Information, please make the following change:

Add the following section for Large Cap Value Fund II:

"Large Cap Value Fund II

Effective December 8, 2004, the Advisor delegates daily management of the Large Cap Value Fund II to a sub-advisor, NWQ Investment Management Company LLC (NWQ). NWQ was founded in 1982 and became a wholly-owned subsidiary of United Asset Management Corp. (UAM) in that same year. In 2000, UAM was acquired by Old Mutual Plc. On August 1, 2002, Nuveen Investments, Inc. purchased NWQ from Old Mutual Plc and NWQ, which had been incorporated, was merged into a Limited Liability Company. For its services under the Sub-Advisory Agreement, NWQ is entitled to receive an allocable portion of the advisory fee that the Advisor receives from the Large Cap Value Fund II. The allocation is based on the amount of the average daily net assets that NWQ manages for the Fund. This fee is paid by the Advisor out of the fees it receives from the Fund and is not a direct Fund expense. NWQ is entitled to be paid a fee at the annual rate of 0.45% of the average daily net assets of the Large Cap Value Fund II that it manages."





2. In the "Brokerage Transactions" section on page 41 of the Combined Statement of Additional Information, please delete the following sentence:

"In selecting among firms believed to meet these criteria, the Advisor and sub-advisor may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates."



                                                               November 15, 2004


























Edgewood Services, Inc., Distributor

CUSIP 55376T734
CUSIP 55376T650
CUSIP 55376T577
31427 (11/04)                             MTB-SU-003-11/04